UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2022

PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey	07871
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 409-6541

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2022, PLx Pharma, Inc. (the “Company”) issued a press release announcing its financial results for its third quarter ended September 30, 2022. The Company’s press release is attached hereto as Exhibit 99.1.

The information furnished by the Company pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2022, Anthony Bartsh, a member of the Board of Directors of the Company (the “Board”) appointed by the Series A Preferred Stock holders, resigned from the Board, effective immediately after the completion of the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”), which was held on November 8, 2022. Mr. Bartsh’s resignation is not the result of any disagreement with the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 8, 2022, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	The approval of an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement; and

3.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 19,852,946 of the 29,137,692 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify was approved as follows:

	For	Withheld	Broker Non-Votes
Gary Balkema	7,691,361	984,771	11,176,814
Kirk Calhoun	7,800,810	875,322	11,176,814
Robert Casale	7,814,421	861,711	11,176,814
John Hadden II	7,829,325	846,807	11,176,814
Michael Valentino	8,019,932	656,200	11,176,814
Natasha Giordano	7,910,002	766,130	11,176,814

2.	The approval of an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
5,688,936	2,880,295	106,901	11,176,814

3.	The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,286,848	344,660	221,438	—

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 10, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: November 10, 2022	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 10, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).